sxc2021 10K Ex10.11 Page 1 of 8 Exhibit 10.11 SUNCOKE ENERGY, INC. DIRECTORS’ DEFERRED COMPENSATION PLAN (Amended & Restated as of February 23, 2022)

sxc2021 10K Ex10.11 Page 2 of 11 ARTICLE I Definitions As used in this Plan, the following terms shall have the meanings herein specified: 1.1 Business Combination - shall have the meaning provided herein at Section 1.2(c). 1.2 Change in Control - shall mean the occurrence of any of the following events: (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of 1934, as amended) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then- outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section (a), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any company controlled by, controlling or under common control with the Company, or (D) any acquisition by any entity pursuant to a transaction that complies with Sections (c)(1), (c)(2) and (c)(3) of this definition; (b) Individuals who, as of the effective date of this Plan, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; (c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company

sxc2021 10K Ex10.11 Page 3 of 11 Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board of Directors providing for such Business Combination; or (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company. 1.3 Committee - shall mean the Compensation Committee of the Board of Directors of the Company. 1.4 Company - shall mean SunCoke Energy, Inc., a Delaware corporation. The term “Company” shall include any successor to SunCoke Energy, Inc., any subsidiary or affiliate which has adopted the Plan, or a corporation succeeding to the business of SunCoke Energy, Inc., or any subsidiary or affiliate by merger, consolidation, liquidation or purchase of assets or stock or similar transaction. 1.5 Compensation - shall mean those fees and retainers payable by the Company to a Participant in consideration for his or her service as a Director. 1.6 Deferred Compensation Account - shall mean, with respect to any Participant, the total amount of the Company’s liability for payment of voluntary deferred compensation to the Participant under this Plan, including any Dividend Equivalents. 1.7 Deferred Payment Election Form - shall mean and refer to the written election by a Participant, in the form prescribed by the Committee, to voluntarily defer the payment of all or a portion of such Participant’s Compensation under this Plan pursuant to Article II hereof. 1.8 Director - shall mean a member of the Board of Directors of the Company. 1.9 Dividend Equivalent - shall mean the entry in a Deferred Compensation Account of a dividend credit with respect to a Share Unit, each Dividend Equivalent being equal to the dividend paid from time to time on a Share. 1.10 Incumbent Board - shall have the meaning provided herein at Section 1.2(b). 1.11 IRC - shall mean the Internal Revenue Code of 1986, as amended. 1.12 Outstanding Company Common Stock - shall have the meaning provided herein at Section 1.2(a). 1.13 Outstanding Company Voting Securities - shall have the meaning provided herein at Section 1.2(a).

sxc2021 10K Ex10.11 Page 4 of 11 1.14 Participant - shall mean a Director who has elected to defer the receipt of Compensation in accordance with the terms of this Plan. 1.15 Person - shall have the meaning provided herein at Section 1.3(a). 1.16 Plan - shall mean this Directors’ Deferred Compensation Plan, as it may be amended from time to time, and shall be effective for deferrals of Compensation pursuant to Article III. 1.17 Separation from Service - shall mean a “separation from service,” as defined under Section 409A of the IRC and Treasury Regulation §1.409A, from the Company and any entity that would be treated as a single employer with the Company under Section 414(b) or 414(c) of the IRC. 1.18 Share - shall mean a share of the Company’s authorized common stock ($0.01 par value per share) and any share or shares of stock of the Company hereafter issued or issuable in substitution or exchange for each such share. 1.19 Share Unit - shall mean the entry in a Deferred Compensation Account of a credit equal to one Share. ARTICLE II Deferral of Directors’ Compensation 2.1 Election to Defer. (a) A Participant may elect to defer all or a portion of the Compensation attributable to services performed by the Participant, by filing a written notice of election with the Committee on the form(s) prescribed by the Committee and in accordance with the terms of this Plan. (b) Each Participant’s deferral election form(s) shall specify: (1) the percentage of Compensation to be deferred, determined in accordance with Section 2.2; (2) the form of deferral, being Share Units determined in accordance with Section 3.1; (3) with respect to the initial deferral election only, the method of payment in accordance with Section 3.4; and (4) the designation of a beneficiary as set forth in Article V. 2.2 Amount of Deferral. The amount of Compensation to be deferred shall be designated by the Participant as a percentage of the Director’s Compensation in multiples of five percent (5%) but shall not be less than ten percent (10%). 2.3 Time of Election. An election to defer must be filed and received by the Committee by the end of the calendar year preceding the calendar year in which the services are performed to which the Compensation is attributable. This Plan will not apply to Compensation to be earned on or after January 1, 2023, and Compensation to be earned on or after such date cannot be deferred under the terms of this Plan. Any valid deferral election shall apply only to Compensation attributable to services to be performed on or after the first day of the calendar year following the calendar year in which the election is received by the Committee, subject to Section 3.5 as it pertains to the method of sxc2021 10K Ex10.11 Page 5 of 11 payment (as determined in the Participant’s initial deferral election). An election to defer, made in accordance with this Section 2.3 shall be irrevocable as of December 31 of the year preceding the calendar year in which the Participant earns the Compensation. A separate election form shall be filed for each calendar year. ARTICLE III Deferred Compensation Accounts 3.1 Creation of Deferred Compensation Accounts. Compensation deferred hereunder shall be credited as Share Units to a Deferred Compensation Account established by the Company for each Participant. 3.2 Crediting Share Units. Share Units shall be credited to a Participant’s Deferred Compensation Account at the time the Compensation otherwise would have been paid had no election to defer been made. In the case of cash Compensation, the number of Share Units to be credited to the Deferred Compensation Account shall be determined by dividing the Compensation by the average closing price for Shares as published in the Wall Street Journal under the caption “New York Stock Exchange Composite Transactions” for the period of ten (10) trading days immediately prior to the day on which the Compensation would otherwise have been paid. Any fractional Share Units shall also be credited to a Participant’s Deferred Compensation Account. In the case of stock Compensation, the number of Share Units to be credited to the Deferred Compensation Account shall be equal to the number of Shares that otherwise would have been paid to the Participant had no election to defer been made. The number of Share Units in a Deferred Compensation Account shall be appropriately adjusted by the Committee in the event of changes in the Company’s outstanding common stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, and such adjustments shall be conclusive. Share Units shall not entitle any person to the rights of a stockholder. 3.3 Crediting Dividend Equivalents. For Share Units, the Company shall credit the Participant’s Deferred Compensation Account with Dividend Equivalents equal to the dividends declared on Shares. A holder of Share Units will be entitled to receive payment from the Company in an amount equal to each cash dividend the Company would have paid to such holder had he or she, on the record date for payment of such dividend, been the holder of record of shares of Common Stock equal to the number of outstanding Share Units. The Company shall establish a bookkeeping account on behalf of each Participant in which the dividend equivalents allocated to such Participant shall be credited. The dividend equivalent account will not bear interest. Vesting and payment of dividend equivalents will correspond to the vesting and settlement of the Share Units with respect to which the dividend equivalents relate. Payment of such dividend equivalents shall be in the form of cash. 3.4 Method of Payment. In the case of a Participant’s initial deferral election only, a Participant may elect a single payment or a number of annual installments (not to exceed three) for payment of the Participant’s entire Deferred Compensation Account (including Dividend Equivalents attributable thereto). Any payment election made by a Participant in connection with his or her initial deferral election under the Plan shall apply to the entire Deferred Compensation Account. The method of payment must be irrevocably specified by the Participant in his or her initial deferral election. If the Participant does not select a method of payment in his or her initial deferral election, the Participant’s entire Deferred Compensation Account (including any Dividend Equivalents attributable thereto) will be distributed in a single payment.

sxc2021 10K Ex10.11 Page 6 of 11 3.5 Time of Payment. (a) Except as provided in Section 3.5(b) or Article VI hereof, payment of the portion of a Participant’s Deferred Compensation Account attributable to Compensation deferred (including any Dividend Equivalents attributable thereto) shall be made at, or shall commence on, January 15th of the calendar year following the calendar year in which the Participant’s Separation from Service occurs; provided, however, that in the event that the Participant is a “specified employee” within the meaning of IRC Section 409A (as determined in accordance with the methodology established by the Company as in effect on the Separation from Service) (a “Specified Employee”), such payment shall instead be made on the first business day after the date that is six months following the Participant’s Separation from Service (the “Delayed Payment Date”) if the Delayed Payment Date is later than January 15th of the calendar year following the calendar year in which the Participant’s Separation from Service occurs. Any successive annual installment payments shall be made on January 15th of each such successive year. If a Participant elected annual installments pursuant to Section 3.4, (x) the number of Shares in the first payment shall be a fraction of the aggregate Share Unit balance in the Participant’s Deferred Compensation Account as of the payment date, the numerator of which is one and the denominator of which is the total number of annual installments elected, and (y) the number of Shares in each subsequent payment shall be a fraction of the then-remaining aggregate Share Unit balance in the Participant’s Deferred Compensation Account as of each subsequent payment date, the numerator of which is one and the denominator of which is the total number of installments elected minus the number of installments previously paid. (b) In the event of the Participant’s death prior to the final payment of all amounts credited to his or her Deferred Compensation Account, the balance of Share Units in his or her Deferred Compensation Account shall be paid in the form of Shares (with fractional Share Units being rounded up to the nearest whole Share) in accordance with Article V, on the date that is thirty (30) days after the Participant’s death. (c) The Participant shall receive payment in Shares for all deferred compensation credited to such Participant’s Deferred Compensation Account. The number of Shares to be paid to the Participant shall be equal to the aggregate number of Share Units credited to the Participant’s Deferred Compensation Account as of the payment date, with fractional Share Units being rounded up to the nearest whole Share prior to payment. ARTICLE IV Designation of Beneficiaries 4.1 Designation of Beneficiary. The Participant shall name one or more beneficiaries and contingent beneficiaries to receive any payments due Participant at the time of death. No designation of beneficiaries shall be valid unless in writing signed by the Participant, dated and filed with the Committee during the lifetime of such Participant. A subsequent beneficiary designation will cancel all beneficiary designations signed and filed earlier under this Plan, and such new beneficiary designation shall be applied to all amounts previously credited, or to be credited prospectively, to the Participant’s Deferred Compensation Account. In case of a failure of designation, or the death of the designated beneficiary without a designated successor, distribution shall be paid in one lump sum to the estate of the Participant.

sxc2021 10K Ex10.11 Page 7 of 11 4.2 Spouse’s Interest. The interest in any amounts hereunder of a spouse who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse’s will, nor shall such interest pass under the laws of intestate succession. 4.3 Survivor Benefits. In the event of a Participant’s death, any balances in the Participant’s Deferred Compensation Account shall be paid in a lump sum to the designated beneficiary(ies) in accordance with Section 3.5(b). ARTICLE V Source of Payments All payments of deferred compensation shall be paid to a Participant in the form of Shares. The Company shall be under no obligation to segregate any assets in connection with the maintenance of a Deferred Compensation Account, nor shall anything contained in this Plan nor any action taken pursuant to the Plan create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and Participant. Title to the beneficial ownership of any Shares which the Company may designate to pay the amount credited to the Deferred Compensation Account shall at all times remain in the Company and Participant shall not have any property interest whatsoever in any specific assets of the Company. Participant’s interest in the Deferred Compensation Account shall be limited to the right to receive payment in Shares pursuant to the terms of this Plan. ARTICLE VI Change in Control 6.1. Effect of Change in Control on Payment. Upon the occurrence of a Change in Control (provided that the Change in Control is also a “change in the ownership of the corporation,” a “change in effective control of the corporation” or a “change in the ownership of a substantial portion of the assets of the corporation” for purposes of IRC Section 409A, and the regulations issued thereunder), the balance of Share Units in a Participant’s Deferred Compensation Account, determined as of the valuation date immediately preceding the Change in Control, shall be distributed to the Participant in a single payment of a number of Shares equal to the number of Share Units in the Participant’s Deferred Compensation Account, with fractional Share Units being rounded up to the nearest whole share. 6.2. Amendment on or after Change in Control. On or after a Change in Control, or before, but in connection with, a Change in Control, no action, including by way of example and not of limitation, the amendment, suspension or termination of the Plan, shall be taken which would adversely affect the rights of any Participant or the operation of this Article VII with respect to the balance in the Participant’s accounts immediately before such action 6.3. Attorney’s Fees. The Company shall pay all legal fees and related expenses incurred by or with respect to a Participant during his lifetime or within ten (10) years after his death in seeking to obtain or enforce any payment, benefit or right such Participant may be entitled to under the Plan after a Change in Control. Reimbursement shall be made on or before the close of the calendar year following the calendar year in which the expense was incurred. The amount of expenses eligible for reimbursement under this provision in one calendar year may not affect the amount of expenses eligible for reimbursement under this provision in any other calendar year. The Participant (or the Participant’s representative) shall reimburse the Company for such fees and expenses at such time as a court of sxc2021 10K Ex10.11 Page 8 of 11 competent jurisdiction, or another independent third party having similar authority, determines that the Participant’s (or the Participant’s representative’s) claim was frivolously brought without reasonable expectation of success on the merits thereof. ARTICLE VII Miscellaneous 7.1 Amounts Taxable under IRC Section 409A. Upon a determination that any amounts deferred under the Plan are included in the gross income of a Participant pursuant to IRC Section 409A, as amended, and the regulations issued thereunder, such amounts shall be distributed to the Participant. 7.2 Nonalienation of Benefits. Participant shall not have the right to sell, assign, transfer or otherwise convey or encumber in whole or in part the right to receive any payment under this Plan except in accordance with Article V. 7.3 Acceptance of Terms. The terms and conditions of this Plan shall be binding upon the heirs, beneficiaries and other successors in interest of Participant to the same extent that said terms and conditions are binding upon the Participant. 7.4 Administration of the Plan. The Plan shall be administered by the Committee, which may make such rules and regulations and establish such procedures for the administration of this Plan as it deems appropriate. In the event of any dispute or disagreements as to the interpretation of this Plan or of any rule, regulation or procedure or as to any questioned right or obligation arising from or related to this Plan, the decision of the Committee shall be final and binding upon all persons. 7.5 Termination and Amendment. The Plan may be terminated at any time by the Board of Directors of the Company and may be amended at any time by the Committee; provided, however, that no such amendment or termination shall adversely affect the rights of Participants or their beneficiaries with respect to amounts credited to Deferred Compensation Accounts prior to such amendment or termination, without the written consent of the Participant. 7.6 Construction. In the case any one or more of the provisions contained in this Plan shall be invalid, illegal or unenforceable in any respect the remaining provisions shall be construed in order to effectuate the purposes hereof and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. 7.7 Governing Law. This Plan shall be construed in accordance with and governed by the laws of the State of Delaware.